UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFICER; ELECTION OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On March 27, 2025, Athena Gold Company, a Delaware corporation (the “Company”), held its Annual and Special Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting was conducted virtually only. At the Annual Meeting, the following five (5) individuals were elected to serve as members of the Board of Directors of the Company until the next annual meeting of shareholders or until their successors have been duly elected.

John C. Power

Brian Power

John Hiner

Koby Kushner

David Goodman (Chairman)

Immediately following the Annual Meeting, John Power, the former President and CEO of the Company resigned as President and CEO and Koby Kushner was appointed to serve as President and CEO of the Company. Mr. Kushner will receive a base salary of $8,000 CDN per month.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting, the shareholders of the Company voted to (i) approve the redomestication of the Company in the Province of British Columbia, Canada by merger into a British Columbia subsidiary corporation (the "Continuation"); (ii) elect five (5) members of its Board of Directors (the “Board”); (iii) to appoint Davidson & Company LLP as the Company's auditors for the ensuing year and to authorize the directors to fix their remuneration; (iv) approve, on an advisory, non binding basis, a resolution regarding the compensation of the Company's Named Executive Officers as described in the Proxy Statement; and (v) approve, on an advisory, non-binding basis, a resolution establishing the frequency of shareholders voting on the compensation of Named Executive Officers to be every two (2) years.

As of February 18, 2025, the record date for the Annual Meeting, there were 194,803,633 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 153,401,821 shares of common stock, or approximately 78.75% of the shares outstanding as of the record date, were represented by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are filed herewith as Exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Scrutineer’s Report
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: March 28, 2025	By:	/s/ Koby Kushner
Koby Kushner, President

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